UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number (811-05037)

Professionally Managed Portfolios
(Exact name of registrant as specified in charter)

615 East Michigan Street
Milwaukee, WI 53202
(Address of principal executive offices) (Zip code)

Robert M. Slotky
Professionally Managed Portfolios
2020 E. Financial Way, Ste. 100
Glendora, CA 91741
(Name and address of agent for service)

(414) 765-5348
Registrant's telephone number, including area code

Date of fiscal year end: October 31

Date of reporting period: October 31, 2006

Item 1. Report to Stockholders.

FUNDX
STOCK UPGRADER FUND

a series of Professionally Managed Portfolios

ANNUAL REPORT
OCTOBER 31, 2006

FUNDX STOCK UPGRADER FUND

October 31, 2006

Dear Shareholder,

The FundX Stock Upgrader Fund (STOCX) faced a challenging first year. Since its November 1, 2005 inception, mixed sector leadership has muted incremental gains from individual stock performance.

Looking at the chart (see p. 7), the fund has demonstrated above market volatility. From November 1, 2005 through year-end 2005, STOCX gained 4.68% placing the fund slightly ahead of the S&P 500 index at 4.11%. And through the semi-annual report dated April 30, 2006, we were proud to report that STOCX remained well ahead of the benchmark, having gained 15.84% from November 1, 2005 through April 30, 2006 versus 9.97% for the S&P 500 Index.

Then the market turned down in May and June, and, as often occurs, those stocks that had led the market up were worst hit when the market declined. From the peak on May 9, 2006, through the low on June 13, 2006, STOCX lost 17.27%, while the S&P 500 index dropped 7.49%. Since that point, the fund gained 9.08%, although it continued to lag the benchmark (see p. 7). During the most recent 2 months, the fund has regained some ground.

Portfolio turnover came in at 315%, which is significantly higher than the roughly 200% we generally anticipate. This reflects the volatility of market leadership as it bounced from sector to sector.

Remember to keep a long-term perspective when considering an investment in STOCX. Applying Upgrading to individual stocks lends itself to potentially strong performance when trends develop, but can test one’s patience at times.

Recent lackluster performance relative to our benchmark is not out of line with what our research has indicated and could persist until more consistent leadership emerges. We remain diligent in our approach to actively align the portfolio based on our monthly rankings.

STOCX is expected to be the most volatile of the FundX Upgrader Funds, but we believe this will be accompanied by the greatest upside potential for investors willing to withstand the volatility over full market cycles.

MARKET PERSPECTIVE

2006 brought a significant summer correction and changes in market leadership. After three years of being overshadowed by strong international performance, U.S. markets resurged in the third quarter of 2006.

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FUNDX STOCK UPGRADER FUND

The Dow Jones Industrial Average (DJIA) and S&P 500 gained more in the third quarter of 2006 than they had during all of 2006 thus far. October was an even stronger month domestically and U.S. stocks enjoyed their best monthly gain in nearly a year.

The large cap Dow made headlines when it hit a new high in October crossing 12,000 for the first time, but the Russell 2000 index small-cap index is the year’s top performer. As of October 31, 2006, this small cap index was up 14%.

Despite the success of the Russell 2000 Index, small cap leadership has been inconsistent this year. Large-cap funds performed slightly better than small-caps during the third quarter, a reversal of the previous long lasting small-cap trend. Then, in October small-caps again outperformed large.

Various sector and industry strength shifted as well. For example, the 50 best-performing stocks in the S&P gained an average of 12% in the first half of 2006 and then lost an average 15% in the third quarter. And the worst 50 stocks lost 2.5% in the first half on average and then rose an average 22% last quarter.

These temporary reversals occur regularly within longer-term trends. The past three years we’ve seen a couple of temporary reversals each year. For instance, two years in a row growth stocks tripled the gains of value stocks during October and November and then the out-performance failed in December. Overall, value investment styles outperformed growth stocks in all size categories from 2000 until very recently.
Many attempt to forecast market changes, believing that the earlier they can identify and take advantage of new leadership, the better their performance may be. But the false starts and reversals that we’ve seen this year are common and the beginnings of longer term trends are difficult to identify until after the fact.

UPGRADING IN CHANGING MARKETS

With Upgrading, we don't try to predict which securities will be the next leaders: we simply stay focused on our quantitative ranking system and move to those stocks that are highly ranked by our performance-based scoring system.

We also don’t react immediately to market changes. We seek to capture the larger market trends without jumping too quickly into short-lived spurts. This is why we use multiple time periods to score a fund’s performance and why we move incrementally - selling stocks that are low ranked in our system and buying higher ranking alternatives - rather than making wholesale portfolio changes.

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FUNDX STOCK UPGRADER FUND

FUNDX STOCK UPGRADER UPGRADER FUND (STOCX)

The STOCX portfolio is currently broadly diversified as depicted on page 8. Our largest sector weighting is consumer discretionary at 25.7% followed by technology at 18.4% then financial services at 15.2%. This is significantly different from our portfolio as of the Semi-Annual Report, when our largest sector weighting was information technology at 31.1%, and consumer discretionary stocks held only 8.2% of the portfolio. Of the 65 stocks in the current portfolio, only three have been held since the fund’s inception. Those are Allegheny Technologies, Inc. (ATI), NVIDIA Corp. (NVDA) and Schlumberger Ltd. (SLB).

Stock and sector leadership can be very volatile. This type of market challenges most disciplines, but is especially trying for Upgraders since we depend on trends to hold for long enough so that we can take advantage of them. During transition periods, it’s tempting to lose faith in our strategy and try to second guess the market. Fortunately, we know from experience that these environments are temporary and we’ve learned to keep a long-term view. We have also learned that by dealing with those things we can control such as following our time-tested strategy in a disciplined way, and ignoring those things beyond our control like near-term market action, we are far more likely to achieve our long-term investment objectives.

During periods of market transitions, Upgrading portfolios may lag their benchmarks - as we saw in the FundX Stock Upgrader Fund’s performance for much of this past year. But we believe that market changes ultimately bring new opportunities to the FundX Upgrader Funds. Indeed, if market leadership never changed, there would be little need to Upgrade.

We cannot emphasize enough how much we appreciate the trust you have demonstrated by investing with us. We continue to manage your portfolio with the utmost care and sense of personal responsibility. We believe in the Upgrading strategy and diligently adhere to its discipline on your behalf. It is an honor to serve as advisor to your fund.

Sincerely,

Janet Brown
President, DAL Investment Company
Advisor to the FundX Stock Upgrader Fund

Past performance does not guarantee future results.

The Fund may invest in foreign securities which will involve greater volatility and political, economic and currency risks and differences in accounting methods.

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FUNDX STOCK UPGRADER FUND

The Fund invests in small-and medium-capitalization companies, which involve additional risks such as limited liquidity and great price volatility than large-capitalization companies. Growth stocks typically are more volatile than value stocks; however, value stocks have a lower expected growth rate in earnings and sales.

There can be no assurance that the Fund will grow to or maintain an economically viable size, in which case the Board of Trustees or the Advisor may determine to liquidate the Fund. A liquidation can be initiated by the Board of Trustees without shareholder vote and, while shareholder interests will be the paramount consideration, the timing of any liquidation may not be favorable to certain individual shareholders.

The information provided in this letter represents the opinion of Janet Brown and is not intended to be a forecast of future events, a guarantee of future results, nor investment advice.

Please refer to the Schedule of Investments on page 8 of this report for complete fund holdings. Fund holdings and sector allocations are subject to change and should not be considered a recommendation to buy or sell any security.

The S&P 500 Index is a broad based unmanaged index of 500 stocks, which is widely recognized as representative of the equity market in general. You cannot invest directly in an index.

The FundX Stock Upgrader Fund is distributed by Quasar Distributors, LLC. (12/06)

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FUNDX STOCK UPGRADER FUND

SECTOR ALLOCATIONAT OCTOBER 31, 2006 (UNAUDITED)

* Cash equivalents and other assets less liabilities.

EXPENSE EXAMPLEFOR THE SIX MONTHS ENDED OCTOBER 31, 2006 (UNAUDITED)

As a shareholder of the FundX Stock Upgrader Fund (the “Fund”), you incur two types of costs: (1) transaction costs; and (2) ongoing costs, including investment advisory fees and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (5/1/06 - 10/31/06).

ACTUAL EXPENSES

The first line of the table below provides information about actual account values based on actual returns and actual expenses. Although the Fund charges no sales load or other transaction fees, you will be assessed fees for outgoing wire transfers, returned checks and stop payment orders at prevailing rates charged by U.S. Bancorp Fund Services, LLC, the Fund’s transfer agent. If you request a redemption be made by wire transfer, currently, the Fund’s transfer agent charges a $15.00 fee. You will be charged a redemption fee equal to 2.00% of the net amount of the redemption if you redeem those shares that have been held for less than 30 days. Investment Retirement Accounts (“IRA”) will be charged a $15.00 annual maintenance fee. To the extent the Fund invests in shares of other investment companies as part of its investment strategy, you will indirectly bear your proportionate share of any fees and expenses charged by the underlying funds in which the Fund invests in addition

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FUNDX STOCK UPGRADER FUND

EXPENSE EXAMPLE FOR THE SIX MONTHS ENDED OCTOBER 31, 2006 (UNAUDITED), CONTINUED

to the expenses of the Fund. Actual expenses of the underlying funds may vary. These expenses are not included in the example below. The example below includes, but is not limited to, investment advisory, shareholder servicing, fund accounting, custody and transfer agent fees. However, the example below does not include portfolio trading commissions and related expenses and other extraordinary expenses as determined under generally accepted accounting principles. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6). Then, multiply the result by the number in the first line under the heading entitled “Expenses Paid During Period” to estimate the expenses you paid on your account during this period.

HYPOTHETICAL EXAMPLE FOR COMPARISON PURPOSES

The second line of the table below provides information about hypothetical account values based on a hypothetical return and hypothetical expenses based on the Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges (loads), redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Beginning	Ending	Expenses Paid
	Account	Account	During the Period
	Value 5/1/06	Value 10/31/06	5/1/06- 10/31/06*
Actual	$1,000	$ 933	$7.31
Hypothetical (5% annual return before expenses)	$1,000	$1,018	$7.63

*
Expenses are equal to the Fund’s annualized expense ratio for the most recent six-month period of 1.50% (reflecting fee waivers in effect) multiplied by the average account value over the period multiplied by 184/365 (to reflect the one-half year period).

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FUNDX STOCK UPGRADER FUND

Value of $10,000 vs S&P 500 Index

Fund Average Annual Return
Period Ended October 31, 2006
Calendar Year-to-Date	3.25%
Cumulative Since Inception (11/1/05)	8.08%

This chart illustrates the performance of a hypothetical $10,000 investment made on the Fund’s inception, and is not intended to imply any future performance. The returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. The chart assumes reinvestment of capital gains and the dividends, but does not reflect the redemption of fees.

The calendar year-to-date total return for the S&P 500 Index was 12.06%.

The cumulative total return since the Fund’s inception (11/1/05) for the S&P 500 Index was 16.75%.

Performance data quoted represents past performance; past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance of the funds may be lower or higher than the performance quoted. Performance data current to the most recent month end may be obtained by visiting www.fundxfund.com.

The S&P 500 Index is an unmanaged index generally representative of the market for the stocks of large sized U.S. companies. The figures above reflect all dividends reinvested but do not reflect any deductions for fees, expenses, or taxes.

One cannot invest directly in an index.
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FUNDX STOCK UPGRADER FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2006

Shares		Value
COMMON STOCKS: 99.6%
Aerospace & Defense: 1.9%
13,724	Lockheed
	Martin Corp.	$1,193,027
Air Freight & Logistics: 1.0%
11,811	Ryder System, Inc.	621,849
Automobiles: 4.0%
35,653	General Motors Corp.	1,245,003
18,366	Harley-Davidson, Inc.	1,260,459
		2,505,462
Biotechnology: 2.0%
17,624	Gilead Sciences, Inc.*	1,214,294
Capital Markets: 5.9%
6,849	The Goldman Sachs
	Group, Inc.	1,299,872
15,883	Morgan Stanley	1,213,938
24,738	T. Rowe Price
	Group, Inc.	1,170,355
		3,684,165
Chemicals: 2.8%
36,662	Hercules, Inc.*	667,248
24,721	Monsanto Co.	1,093,163
		1,760,411
Communications
Equipment: 1.0%
25,923	Cisco Systems, Inc.*	625,522
Computers & Peripherals: 4.8%
15,569	Apple Computer, Inc.*	1,262,335
15,696	Hewlett-Packard Co.	608,063
31,377	Network
	Appliance, Inc.*	1,145,260
		3,015,658
Containers & Packaging: 2.1%
42,614	Pactiv Corp.*	1,314,216
Diversified Financial
Services: 1.0%
13,106	J.P. Morgan
	Chase & Co.	621,749
Diversified Telecommunication
Services: 6.3%
37,750	AT&T, Inc.	1,292,938
31,679	BellSouth Corp.	1,428,723
138,587	Qwest Communications
	International, Inc.*	1,196,006
		3,917,667
Electric Utilities: 2.0%
14,356	Allegheny
	Energy, Inc.*	617,739
9,670	TXU Corp.	610,467
		1,228,206
Energy Equipment
& Services: 1.0%
9,689	Schlumberger Ltd.	611,182
Food & Staples Retailing: 1.0%
20,049	Safeway, Inc.	588,639
Food Products: 1.0%
15,918	Archer-Daniels-
	Midland Co.	612,843
Health Care Providers
& Services: 3.7%
19,614	Humana, Inc.*	1,176,840
8,282	Laboratory Corp. of
	America Holdings*	567,234
11,567	Manor Care, Inc.	555,100
		2,299,174

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2006, CONTINUED

Shares		Value
COMMON STOCKS: 99.6%, Continued
Hotels, Restaurants
& Leisure: 4.9%
13,661	Darden
	Restaurants, Inc.	$572,396
28,517	International Game
	Technology	1,212,258
36,789	Wendy’s
	International, Inc.	1,272,899
		3,057,553
IT Services: 1.0%
29,086	Convergys Corp.*	616,914
Life Science Tools
& Services: 1.2%
19,489	Applera Corp-Applied
	Biosystems Group	726,940
Machinery: 1.1%
5,212	Cummins, Inc.	661,820
Media: 2.0%
31,138	Comcast Corp. -
	Class A*	1,266,382
Metals & Mining: 4.6%
19,069	Allegheny
	Technologies, Inc.	1,501,302
12,150	Nucor Corp.	709,681
6,461	Phelps Dodge Corp.	648,555
		2,859,538
Multiline Retail: 9.8%
59,797	Big Lots, Inc.*	1,260,521
39,714	Dillard’s, Inc. - Class A	1,198,171
39,636	Family Dollar
	Stores, Inc.	1,167,280
26,839	Federated Department
	Stores, Inc.	1,178,500
9,242	Kohl’s Corp.*	652,485
13,665	Nordstrom, Inc.	647,038
		6,103,995
Multi-Utilities &
Unregulated Power: 1.0%
29,486	The AES Corp.*	648,397
Pharmaceuticals: 3.8%
22,851	Forest
	Laboratories, Inc.*	1,118,328
27,886	Merck & Co., Inc.	1,266,582
		2,384,910
Real Estate: 8.3%
22,280	Apartment Investment
	& Management Co. -
	Class A	1,277,090
12,018	Boston
	Properties, Inc.	1,283,883
15,978	Equity Office
	Properties Trust	679,065
13,881	Kimco Realty Corp.	616,733
7,009	Public Storage, Inc.	628,777
5,645	Vornado Realty Trust	673,166
		5,158,714
Road & Rail: 1.1%
19,585	CSX Corp.	698,597
Semiconductor & Semiconductor
Equipment: 3.8%
68,167	Micron
	Technology, Inc.*	985,013

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

SCHEDULE OF INVESTMENTS AT OCTOBER 31, 2006, CONTINUED

Shares		Value
COMMON STOCKS: 99.6%, Continued
Semiconductor & Semiconductor
Equipment: 3.8% (Continued)
40,060	NVIDIA Corp.*	$1,396,892
		2,381,905
Software: 7.7%
15,370	Adobe Systems Inc.*	587,902
21,964	BMC Software, Inc.*	665,729
36,668	Intuit, Inc.*	1,294,380
64,605	Oracle Corp.*	1,193,254
54,459	Symantec Corp.*	1,080,467
		4,821,732
Specialty Retail: 3.0%
14,599	Officemax, Inc.	694,620
41,388	The TJX Cos., Inc.	1,198,183
		1,892,803
Textiles, Apparel &
Luxury Goods: 1.9%
15,880	VF Corp.	1,207,039
Tobacco: 2.9%
9,694	Reynolds
	American, Inc.	612,273
22,459	UST, Inc.	1,202,904
		1,815,177
TOTAL COMMON STOCKS
(Cost $56,433,645)		62,116,480
SHORT-TERM INVESTMENT: 2.4%
1,516,279	Fidelity Institutional
	Money Market
	Portfolio	1,516,279
TOTAL SHORT-TERM INVESTMENT
(Cost $1,516,279)		1,516,279
TOTAL INVESTMENTS
IN SECURITIES: 102.0%
(Cost $57,949,924)		63,632,759
Liabilities in Excess
of Other Assets: (2.0)%		(1,249,245)
TOTAL NET ASSETS: 100.0%		$62,383,514

*	Non-income producing security.

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

STATEMENT OF ASSETS AND LIABILITIESAT OCTOBER 31, 2006

ASSETS
Investments in securities, at value (cost $57,949,924) (Note 2)	$63,632,759
Cash	9,722
Receivables:
Fund shares sold	178,548
Investment securities sold	69,648
Dividends and interest	42,830
Prepaid expenses	18,286
Total assets	63,951,793

LIABILITIES
Payables:
Investment securities purchased	1,449,698
Fund shares redeemed	43,872
Investment advisory fees	41,205
Administration fees	2,683
Custody fees	7,450
Fund accounting fees	1,375
Chief compliance officer fees	300
Other accrued expenses	21,696
Total liabilities	1,568,279

NET ASSETS	$62,383,514

Net asset value, offering and redemption price per share
($62,383,514/2,308,917, shares outstanding; unlimited
number of shares authorized without par value)	$27.02

COMPONENTS OF NET ASSETS
Paid-in capital	$62,589,256
Accumulated net realized loss on investments	(5,888,577)
Net unrealized appreciation on investments	5,682,835
Net assets	$62,383,514

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

STATEMENT OF OPERATIONS FOR THE PERIOD ENDED OCTOBER 31, 2006

INVESTMENT INCOME
Dividends	$398,204
Interest	32,359
Total investment income	430,563

EXPENSES (NOTE 3)
Investment advisory fees	385,080
Custody fees	101,951
Transfer agent fees	45,869
Registration fees	26,778
FUND ACCOUNTING FEES	24,988
Administration fees	22,120
Audit fees	17,000
Reports to shareholders	8,111
Legal fees	5,755
Trustee fees	4,914
Miscellaneous	3,772
Chief compliance officer fees	1,800
Insurance expense	847
Total expenses	648,985
Less: fees waived	(71,365)
Net expenses	577,620
Net investment loss	(147,057)

REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS
Net realized loss on investments	(5,896,817)
Change in net unrealized appreciation on investments	5,682,835
Net realized and unrealized loss on investments	(213,982)
Net decrease in net assets resulting from operations	$(361,039)

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

STATEMENT OF CHANGES IN NET ASSETS

Period Ended
October 31, 2006*
INCREASE (DECREASE) IN NET ASSETS FROM:

OPERATIONS
Net investment loss	$(147,057)
Net realized loss on investments	(5,896,817)
Change in net unrealized appreciation on investments	5,682,835
Net decrease in net assets resulting from operations	(361,039)

CAPITAL SHARE TRANSACTIONS
Net increase in net assets derived from
net change in outstanding shares (a) (b)	62,744,553
Total increase in net assets	62,383,514

NET ASSETS
Beginning of period	—
End of period	$62,383,514

(a)	Summary of capital share transactions is as follows:

	Period Ended
	October 31, 2006*
	Shares	Value
Shares sold	3,431,422	$92,870,201
Shares redeemed (b)	(1,122,505)	(30,125,648)
Net increase	2,308,917	$62,744,553

*	Fund commenced operations November 1, 2005.
(b)	Net of redemption fees of $12,263.

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

FINANCIAL HIGHLIGHTS FOR A CAPITAL SHARE OUTSTANDING THROUGHOUT THE PERIOD

	Period Ended
	October 31, 2006*
Net asset value, beginning of period	$25.00

INCOME FROM INVESTMENT OPERATIONS:
Net investment loss	(0.06)
Net realized and unrealized gain on investments	2.07
Total from investment operations	2.01
Paid-in capital from redemption fees (Note 2)	0.01
Net asset value, end of period	$27.02

Total return	8.08	%^

RATIOS/SUPPLEMENTAL DATA:
Net assets, end of period (millions)	$62.4

RATIO OF EXPENSES TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	1.69	%+
After fees waived and expenses absorbed	1.50	%+

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS:
Before fees waived and expenses absorbed	(0.56	)%+
After fees waived and expenses absorbed	(0.37	)%+
Portfolio turnover rate	315	%^

*	Fund commenced operations November 1, 2005.
^	Not Annualized.
+	Annualized.

The accompanying notes are an integral part of these financial statements.

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FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2006

NOTE 1 — ORGANIZATION

FundX Stock Upgrader Fund (the “Fund”) is a diversified series of shares of beneficial interest of the Professionally Managed Portfolios (the “Trust”), which is registered under the Investment Company Act of 1940 (the “1940 Act”) as an open-end management investment company. The Fund commenced operations on November 1, 2005.

The investment objective of the Fund is to seek long-term growth through capital appreciation.

NOTE 2 — SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund. These policies are in conformity with accounting principles generally accepted in the United States of America.

A.
Security Valuation. All equity securities that are traded on a national securities exchange, except those listed on the NASDAQ Global Market® (“NASDAQ”), and Small CapSM exchanges are valued at the last reported sale price on the exchange on which the security is principally traded. Securities traded on NASDAQ will be valued at the NASDAQ Official Closing Price (“NOCP”). If, on a particular day, an exchange-traded or NASDAQ security does not trade, then the mean between the most recent quoted bid and asked prices will be used. All equity securities that are not traded on a listed exchange are valued at the last sale price in the over-the-counter market. If a non-exchange traded security does not trade on a particular day, then the mean between the last quoted closing bid and asked price will be used. Securities for which quotations are not readily available are valued at their respective fair values as determined in good faith by the Board of Trustees. When a security is “fair valued,” consideration is given to the facts and circumstances relevant to the particular situation, including a review of various factors set forth in the pricing procedures adopted by the Fund’s Board of Trustees. Fair value pricing is an inherently subjective process, and no single standard exists for determining fair value. Different funds could reasonably arrive at different values for the same security. The use of fair value pricing by a fund may cause the net asset value of its shares to differ significantly from the net asset value that would be calculated without regard to such considerations. As of October 31, 2006, the Fund did not hold fair valued securities.

Debt securities are valued by using the mean between the closing bid and asked prices provided by an independent pricing service. If the closing bid and asked prices are not readily available, the independent pricing service may provide a price determined by a matrix pricing

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FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2006, CONTINUED

method.  These techniques generally consider such factors as yields or prices of bonds of comparable quality, type of issue, coupon, maturity, ratings and general market conditions. In the absence of a price from a pricing service, securities are valued at their respective fair values as determined in good faith by the Board of Trustees.

Fixed income debt instruments, such as commercial paper, bankers’ acceptances and U.S. Treasury Bills, having a maturity of less than 60 days are valued at amortized cost. Any discount or premium is accreted or amortized on a straight-line basis until maturity.

B.
Federal Income Taxes. The Fund has elected to be taxed as “regulated investment company” and intends to distribute substantially all taxable income to its shareholders and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. Therefore, no provision for federal income taxes or excise taxes has been made.

In order to avoid imposition of the excise tax applicable to regulated investment companies, the Fund intends to declare each year as dividends in each calendar year at least 98% of its net investment income (earned during the calendar year) and at least 98% of its net realized capital gains (earned during the twelve months ended October 31) plus undistributed amounts, if any, from prior years. At October 31, 2006, the Fund had a capital loss carryforward available for federal income tax purposes of $5,649,439, which expires in 2014, to offset future gains.

Net capital losses incurred after October 31, and within the taxable year are deemed to arise on the first business day of the Fund’s next taxable year.

C.
Securities Transactions and Investment Income. Investment securities transactions are accounted for on the trade date. Gains and losses realized on sales of securities are determined on a high cost basis. Discounts/premiums on debt securities purchased are accreted/amortized over the life of the respective securities using the effective interest method. Dividend income is recorded on the ex-dividend date. Interest income is recorded on an accrual basis.

D.
Distributions to Shareholders. Distributions to shareholders from net investment income and net realized gains on securities for the Fund normally are declared and paid on an annual basis. Distributions are recorded on the ex-dividend date.

E.
Use of Estimates. The preparation of financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amount of revenue and expenses during the reporting period. Actual results could differ from those estimates.

WWW.FUNDXFUND.COM

FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2006, CONTINUED

F.
Share Valuation. The net asset value (“NAV”) per share of the Fund is calculated by dividing the sum of the value of the securities held by the Fund, plus cash or other assets, minus all liabilities (including estimated accrued expenses) by the total number of shares outstanding for the Fund, rounded to the nearest cent. The Fund’s shares will not be priced on the days on which the NYSE is closed for trading. The offering and redemption price per share for the Fund is equal to the Fund’s net asset value per share. The Fund charges a 2.00% redemption fee on shares held less than 30 days. These fees are deducted from the redemption proceeds otherwise payable to the shareholder. The Fund will retain the fee charged as paid-in capital and such fees become part of the Fund’s daily NAV calculation.

G.
Guarantees and Indemnifications. In the normal course of business, the Fund enters into contracts with service providers that contain general indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred. However, based on experience, the Fund expects the risk of loss to be remote.

H.
New Accounting Pronouncements. On July 13, 2006, the Financial Accounting Standards Board (“FASB”) released FASB Interpretation No. 48 “Accounting for Uncertainty in Income Taxes” (“FIN 48”). FIN 48 provides guidance for how uncertain tax positions should be recognized, measured, presented and disclosed in the financial statements. FIN 48 requires the evaluation of tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Adoption of FIN 48 is required for fiscal years beginning after December 15, 2006 and is to be applied to all open tax years as of the effective date. At this time, management believes that the adoption of FIN 48 will have no impact on the financial statements of the Fund.

In September 2006, FASB issued FASB Statement No. 157, “Fair Value Measurement” (“SFAS 157”), which defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. SFAS 157 is effective for fiscal years beginning after November 15, 2007, and interim periods within those fiscal years. The Fund believes adoption of SFAS 157 will have no material impact on its financial statements.

I.
Reclassification of Capital Accounts. Accounting principles generally accepted in the United States of America require that certain components of net assets relating to permanent differences be reclassified between financial and tax reporting. These reclassifications have no

WWW.FUNDXFUND.COM

FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2006, CONTINUED

effect on net assets or net asset value per share. For the period ended October 31, 2006, the Fund decreased paid-in capital by $155,297, decreased accumulated net investment loss by $147,057 and decreased accumulated net realized loss on investments by $8,240 due to certain permanent book and tax differences.

NOTE 3 — COMMITMENTS AND OTHER RELATED PARTY TRANSACTIONS

DAL Investment Company, LLC (the “Advisor”) provides the Fund with investment management services under an Investment Advisory Agreement (the “Agreement”). Under the Agreement, the Advisor furnishes all investment advice, office space, certain administrative services and provides most of the personnel needed by the Fund. As compensation for its services, the Advisor receives a monthly fee at the annual rate of 1.00%. For the period ended October 31, 2006, the Fund incurred $385,080 in investment advisory fees.

The Advisor has contractually agreed to limit the Fund’s total operating expenses by reducing all or a portion of its fees and reimbursing the Fund expenses, excluding interest and tax expense, so that its ratio of expenses to average net assets will not exceed 1.50%. The contract’s term is indefinite and may be terminated only by the Board of Trustees. The advisor is permitted to seek reimbursement from the Fund, subject to limitations, for fees waived and/or Fund expenses it pays over the following three years after such payment. For the period ended October 31, 2006, the Advisor has waived $71,365 in fees for the Fund.

At October 31, 2006, the remaining cumulative unreimbursed amount paid and/or waived by the Advisor on behalf of the Fund that may be recouped was $71,365. The Advisor may recapture a portion of the above amount no later than the dates as stated below.

Year of Expiration	Amount
October 31, 2009	$71,365

The Fund must pay its current ordinary operating expenses before the Advisor is entitled to any reimbursement of fees and/or expenses. Any such reimbursement is also contingent upon Board of Trustees review and approval prior to the time the reimbursement is initiated.

U.S. Bancorp Fund Services, LLC (“USBFS”), an indirect wholly-owned subsidiary of U.S Bancorp, serves as the Fund’s Administrator (“Administrator”) and, in that capacity, performs various administrative and accounting services for the Fund. USBFS also serves as the Fund’s fund accountant, transfer agent, dividend disbursing agent and registrar. The Administrator prepares various federal and state regulatory filings, reports and returns for the Fund; prepares reports and materials to be

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FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2006, CONTINUED

supplied to the trustees; monitors the activities of the Fund’s custodian, transfer agent and accountants; coordinates the preparation and payment of the Fund’s expenses and reviews the Fund’s expense accruals. For its services, the Administrator receives a monthly fee at the following annual rates, allocated in aggregate across all FundX Upgrader Funds:

$0 to $150 million	0.10% of average daily net assets
$150 to $500 million	0.05% of average daily net assets
$500 to $1 billion	0.04% of average daily net assets
Over $1 billion	0.03% of average daily net assets
Minimum annual fee - $30,000 for the first fund, $15,000 each additional fund

Prior to June 1, 2006, the Administrator received a monthly fee at the following annual rates:

Under $36 million	$36,000
$36 to $150 million	0.10% of average daily net assets
Over $150 million	0.05% of average daily net assets

For the period ended October 31, 2006, the Fund incurred $22,120 in administration fees. The officers of the Trust are employees of the Administrator. The Chief Compliance Officer is also an employee of the Administrator. For the period ended October 31, 2006, the Fund was allocated $1,800 of the Trust’s Chief Compliance Officer fee.

Quasar Distributors, LLC, (the “Distributor”) serves as principal underwriter for shares of the Funds, and acts as each Fund’s Distributor in a continuous public offering of each Fund’s shares. U.S. Bank, N.A. serves as custodian (the “Custodian”) to the Fund. Both The Distributor and Custodian are affiliates of the Administrator.

NOTE 4 — PURCHASES AND SALES OF SECURITIES

The cost of purchases and proceeds from the sales of securities, excluding short-term investments for the period ended October 31, 2006 were $191,950,018 and $129,616,831, respectively.

There were no purchases or sales of U.S. Government obligations for the period ended October 31, 2006.

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FUNDX STOCK UPGRADER FUND

NOTES TO FINANCIAL STATEMENTS OCTOBER 31, 2006, CONTINUED

NOTE 5 — DISTRIBUTIONS TO SHAREHOLDERS

For the period ended October 31, 2006, there were no distributions for the Fund.

The cost basis of investments for federal income tax purposes at October 31, 2006 was as follows:

Cost of investments	$58,189,062
Gross tax unrealized appreciation	$6,167,638
Gross tax unrealized depreciation	(723,941)
Net tax unrealized appreciation	5,443,697
Undistributed ordinary income	—
Undistributed long-term capital gains	—
Total distributable earnings	—
Other accumulated gains/(losses)	(5,649,439)
Total accumulated earnings/(losses)	$(205,742)

Differences between book losses and tax losses are attributable to the tax treatment of wash losses and outstanding REIT adjustments.

WWW.FUNDXFUND.COM

FUNDX STOCK UPGRADER FUND

REPORT OF REGISTERED INDEPENDENT PUBLIC ACCOUNTING FIRM

Board of Trustees and Shareholders of
Professionally Managed Portfolios

We have audited the accompanying statement of assets and liabilities of the FundX Stock Upgrader Fund, a series of shares of Professionally Managed Portfolios (the “Trust”), including the schedule of investments as of October 31, 2006, the related statement of operations, the statement of changes in net assets, and the financial highlights for the year then ended. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the financial statements and financial highlights based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Trust is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audit included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Trust’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significantly estimated made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2006 by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of the FundX Stock Upgrader Fund as of October 31, 2006, the results of its operations, changes in the net assets, and the financial highlights for the year then ended, in conformity with accounting principles generally accepted in the United States of America.

TAIT, WELLER & BAKER LLP

Philadelphia, Pennsylvania
November 17, 2006

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FUNDX STOCK UPGRADER FUND

Trustees and Executive Officers

The Board is responsible for the overall management of the Trust, including general supervision and review of the investment activities of the Portfolio. The Board, in turn, elects the officers of the Trust, who are responsible for administering the day-to-day operations of the Trust and its separate series. The current Trustees and officers of the Trust, their dates of birth, positions with the Trust, term of office with the Trust and length of time served, their principal occupation for the past five years and other directorships are set forth below.

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust(1)	Time Served	Five Years	by Trustees	Held
Independent Trustees of the Trust
Dorothy A. Berry	Chairman	Indefinite	President, Talon Industries, Inc.	5	Allegiant
(born 1943)	and	Term;	(administrative, management and		Funds.
2020 E. Financial Way	Trustee	Since	business consulting); formerly,
Suite 100		May 1991.	Chief Operating Officer, Integrated
Glendora, CA 91741			Asset Management (investment
advisor and manager) and
formerly, President, Value Line,
Inc. (investment advisory and
financial publishing firm).
Wallace L. Cook	Trustee	Indefinite	Financial Consultant; formerly,	5	None.
(born 1939)		Term;	Senior Vice President, Rockefeller
2020 E. Financial Way		Since	Trust Co.; Financial Counselor,
Suite 100		May 1991.	Rockefeller & Co.
Glendora, CA 91741
Carl A. Froebel	Trustee	Indefinite	Owner, Golf Adventures, LLC,	5	None.
(born 1938)		Term;	(Vacation Services); formerly,
2020 E. Financial Way		Since	President and Founder, National
Suite 100		May 1991.	Investor Data Services, Inc.
Glendora, CA 91741			(investment related
computer software).
Steven J. Paggioli	Trustee	Indefinite	Consultant, since July 2001;	5	Trustee,
(born 1950)		Term;	formerly, Executive Vice President,		Managers
2020 E. Financial Way		Since	Investment Company		Funds;
Suite 100		May 1991.	Administration, LLC (“ICA”)		Trustee,
Glendora, CA 91741			(mutual fund administrator).		Managers
AMG Funds.

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FUNDX STOCK UPGRADER FUND

Trustees and Executive Officers, Continued

Number of
Portfolios
		Term of	Principal	in Fund
	Position	Office and	Occupation	Complex(2)	Other
Name, Address	with	Length of	During Past	Overseen	Directorships
and Age	the Trust(1)	Time Served	Five Years	by Trustees	Held

Rowley W.P. Redington	Trustee	Indefinite	President; Intertech Computer	5	None.
(born 1944)		Term;	Services Corp. (computer services
2020 E. Financial Way		Since	and consulting).
Suite 100		May 1991.
Glendora, CA 91741
Officers of the Trust
Robert M. Slotky	President	Indefinite	Vice President, U.S. Bancorp Fund	5	Not
(born 1947)		Term; Since	Services, LLC, since July 2001;		Applicable.
2020 E. Financial Way		August 2002.	formerly, Senior Vice President, ICA
Suite 100	Chief	Indefinite	(May 1997-July 2001).
Glendora, CA 91741	Compliance	Term; Since
	Officer	September
2004.
	Anti-Money	Indefinite
	Laundering	Term; Since
	Officer	December 2005.
Eric W. Falkeis	Treasurer	Indefinite	Chief Financial Officer, U.S. Bancorp	5	Not
(born 1973)		Term; Since	Fund Services, LLC, since April 2006;		Applicable.
615 East Michigan St.		August 2002.	Vice President, U.S. Bancorp Fund
Milwaukee, WI 53202			Services, LLC since 1997; formerly,
Chief Financial Officer, Quasar
Distributors, LLC (2000-2003).
Angela L. Pingel	Secretary	Indefinite	Counsel, U.S. Bancorp Fund	5	Not
(born 1971)		Term; Since	Services LLC since 2004; formerly,		Applicable.
615 East Michigan St.		December	Associate, Krukowski & Costello,
Milwaukee, WI 53202		2005.	S.C., (2002-2004); formerly, Vice
President - Investment Operations,
Heartland Advisors, Inc. (1994-2002).

(1)	The Trustees of the Trust are not “interested persons” of the Trust as defined under the 1940 Act (“Independent Trustees”).
(2)
The Trust is comprised of numerous series managed by unaffiliated investment advisors. The term “Fund Complex” applies only to the FundX Upgrader, FundX Aggressive Upgrader, FundX Conservative Upgrader, FundX Flexible Income and FundX Stock Upgrader Funds managed by the Advisor. The Fund does not hold itself out as related to any other series within the Trust for purposes of investment and investor services, nor does it share the same investment advisor with any other series.

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FUNDX STOCK UPGRADER FUND

Information About Proxy Voting (Unaudited)

A description of the policies and procedures that the FundX Stock Upgrader Fund (the “Fund”) uses to determine how to vote proxies relating to portfolio securities is available without charge upon request by calling toll-free at (866) 455-FUND [3863] and by accessing the Fund’s website at www.fundxfund.com. Furthermore, you can obtain the description on the SEC’s website at www.sec.gov.

Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended ending June 30 is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. In addition, you can obtain the Fund’s proxy voting records on the SEC’s website at www.sec.gov.

Information About the Portfolio Holdings (Unaudited)

The Fund files its complete schedule of portfolio holdings for its first and third fiscal quarters with the SEC on Form N-Q. The Fund’s Form N-Q is available without charge, upon request, by calling toll-free at (866) 455-FUND [3863]. Furthermore, you can obtain the Form N-Q on the SEC’s website at www.sec.gov. The Fund’s schedule of portfolio holdings is posted on its website at www.fundxfund.com within ten business days after calendar quarter end.

WWW.FUNDXFUND.COM

ADVISOR
DAL INVESTMENT COMPANY LLC
235 Montgomery Street, Suite 1049
San Francisco, CA 94104

DISTRIBUTOR
Quasar Distributors, LLC
615 East Michigan Street
Milwaukee,WI 53202

TRANSFER AGENT
U.S. Bancorp Fund Services, LLC
615 East Michigan Street
Milwaukee,WI 53202
(866) 455-FUND

CUSTODIAN
U.S. Bank, N.A.
Custody Operations
1555 N. RiverCenter Drive, Suite 302
Milwaukee, WI 53212

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
Tait,Weller & Baker LLP
1818 Market Street, Suite 2400
Philadelphia, PA 19103

LEGAL COUNSEL
Paul, Hastings, Janofsky & Walker, LLP
55 Second Street, 24th Floor
San Francisco, CA 94105-3441

	Symbol	CUSIP
FundX Stock Upgrader Fund	STOCX	360877104

This report is intended for the shareholders of the Fund and may not be used as sales literature unless preceded or accompanied by a current prospectus.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not made any amendments to its code of ethics during the period covered by this report. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s Board of Trustees of the Trust has determined that there is at least one audit committee financial expert serving on its audit committee. Ms. Dorothy A. Berry and Messrs. Wallace L. Cook, Carl A. Froebel and Steven J. Paggioli are each an “audit committee financial expert” and are considered to be “independent” as each term is defined in Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years. “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years. “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit. “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. There were no “Other services” provided by the principal accountant. The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 10/31/2006	FYE 10/31/2005*
Audit Fees	$15,000	-
Audit-Related Fees	N/A	-
Tax Fees	$2,000	-
All Other Fees	N/A	-

The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre-approve all audit and non-audit services of the registrant, including services provided to any entity affiliated with the registrant. All of the principal accountant’s hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant. (If more than 50 percent of the accountant’s hours were spent to audit the registrant's financial statements for the most recent fiscal year, state how many hours were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.)

The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years. The audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

Non-Audit Related Fees	FYE 10/31/2006	FYE 10/31/2005*
Registrant	N/A	-
Registrant’s Investment Adviser	N/A	-

*	The Fund commenced operations on November 1, 2005.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Schedule of Investments.

Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end investment companies.
Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable to open-end investment companies.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable to open-end investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

Item 11. Controls and Procedures.

(a)
The Registrant’s President and Treasurer have reviewed the Registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the Registrant and by the Registrant’s service provider.

(b)
There were no changes in the Registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant's internal control over financial reporting.

Item 12. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c-1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons. Not applicable to open-end investment companies.

(b)	Certification pursuant to Section 906 of the Sarbanes-Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Professionally Managed Portfolios

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date January 5, 2007

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/Robert M. Slotky
Robert M. Slotky, President

Date January 5, 2007

By (Signature and Title)  /s/Eric W. Falkeis
Eric W. Falkeis, Treasurer

Date  January 4, 2007

* Print the name and title of each signing officer under his or her signature.